                                                                    Exhibit 31.2

                                 CERTIFICATIONS

I, George J. Longo, certify that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-Q  of  The  Quigley
Corporation, a Nevada corporation (the "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary in order to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f)  and  15d-15(f)  for the
registrant and we have:

      a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls and procedures to be designed under our  supervision, to ensure that material information relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the  period in which this  report is being prepared;

      b) Designed such internal control over financial reporting, or caused such internal  control  over  financial  reporting  to be  designed  under  our supervision,  to provide reasonable assurance regarding the reliability of financial  reporting  and the  preparation  of  financial  statements  for
      external  purposes  in  accordance  with  generally  accepted   accounting
      principles;

      c) Evaluated the effectiveness of the registrant's disclosure controls and procedures  and  presented  in  this  report  our  conclusions  about  the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

      d)  Disclosed  in this  report  any  change in the  registrant's  internal control over  financial  reporting that occurred  during the  registrant's most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual report) that has materially  affected,  or is reasonably likely to  materially  affect,  the  registrant's  internal  control  over financial reporting; and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

      a) All significant  deficiencies and material  weaknesses in the design or
      operation  of  internal   control  over  financial   reporting  which  are
      reasonably likely to adversely affect the registrant's  ability to record, process, summarize and report financial information; and

      b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 2, 2007

                                                By: /s/ George J. Longo
                                                    ----------------------------
                                                        George J. Longo
                                                    Chief Financial Officer